UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 15, 2006

MOTHERS WORK, INC.

(Exact name of Registrant as specified in Charter)

Delaware	0-21196	13-3045573
(State or Other Jurisdiction	Commission	(I.R.S. Employer
of Incorporation or Organization)	File number	Identification Number)

456 North 5th Street Philadelphia, PA 19123
(Address of Principal Executive Offices)

(215) 873-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fiscal 2006 Executive Officer Bonuses

On November 15, 2006 the Compensation Committee of our Board of Directors, comprised solely of independent directors, reviewed actual results for fiscal year 2006 against corporate performance goals established in the beginning of fiscal year 2006 under the Company’s annual bonus plan, in order to determine the entitlement of our executive officers to bonus compensation.  Based on that review, the Compensation Committee approved the following annual bonuses with respect to fiscal year 2006 performance for the Company’s executive officers, who are named below:

Executive Officer	Bonus
Dan Matthias – Chief Executive Officer	$506,479
Rebecca Matthias – President	$506,479
Edward Krell – Executive Vice President – Chief Financial Officer	$425,000
David Mangini – Executive Vice President – Merchandising	$488,102

Fiscal 2006 Executive Officer Restricted Stock Grants

Also on November 15, 2006, the Compensation Committee approved the award of restricted stock to the executive officers, with an effective grant date of November 22, 2006. The following table sets forth information regarding these restricted stock awards to the executive officers with respect to fiscal year 2006 performance:

Executive Officer	Number of Shares of Restricted Stock
Dan Matthias – Chief Executive Officer	20,000	(1)
Rebecca Matthias – President	20,000	(1)
Edward Krell – Executive Vice President – Chief Financial Officer	20,000	(2)
David Mangini – Executive Vice President – Merchandising	6,000	(2)

(1)           The restricted stock will be granted under the Mothers Work, Inc. 2005 Equity Incentive Plan and will vest in two equal annual installments, on the first and second anniversaries of the date of grant, which will be November 22, 2006.

(2)           The restricted stock will be granted under the Mothers Work, Inc. 2005 Equity Incentive Plan and will vest in five equal annual installments, on the first through the fifth anniversaries of the date of grant, which will be November 22, 2006.

Fiscal 2007 Executive Officer Salary Increase

The Compensation Committee approved increases to the base salary of each of the executive officers effective as of September 28, 2006.  The following table sets forth the annual salaries for the executive officers for fiscal year 2007:

Executive Officer	FY 2007 Base Salary
Dan Matthias – Chief Executive Officer	$531,803
Rebecca Matthias – President	$531,803
Edward Krell – Executive Vice President – Chief Financial Officer	$502,745
David Mangini – Executive Vice President – Merchandising	$437,750

The Company intends to provide additional information regarding the compensation awarded to the executive officers in respect of and during the year ended September 30, 2006, in the proxy statement for the Company’s 2007 annual meeting of stockholders, which is expected to be filed with the Securities and Exchange Commission in December 2006.

The disclosure in this Current Report, including in any exhibit attached hereto, of any compensatory plan, contract or arrangement, or any amendment of any compensatory plan, contract or arrangement, or any grant or award under any plan, contract or arrangement, shall not constitute an admission that any such plan, contract, arrangement, amendment, grant or award is material.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: November 21, 2006		MOTHERS WORK, INC.

	By:	/s/ Edward M. Krell
Edward M. Krell
Executive Vice President – Chief Financial Officer